                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

New York                                     13-2774727
(Jurisdiction of incorporation               (I.R.S. Employer
or organization if not a U.S.                Identification No.)
national bank)

452 Fifth Avenue, New York, NY               10018-2706
(212) 525-5600                               (Zip Code)
(Address of principal executive offices)

                        Warren L. Tischler
                       Senior Vice President
                           HSBC Bank USA
                         452 Fifth Avenue
                   New York, New York 10018-2706
                        Tel: (212) 525-1311
     (Name, address and telephone number of agent for service)

                        ENTERCOM RADIO, LLC
                      ENTERCOM CAPITAL, INC.
        (Exact name of obligor as specified in its charter)

Delaware                                     23-3017800 (Entercom Radio, LLC)
(State or other jurisdiction                 01-0589645 (Entercom Capital, Inc.)
of incorporation or organization)            (I.R.S. Employer
                                             Identification No.)

401 City Avenue, Suite 409
Bala Cynwyd, PA 19004
(Address of principal executive offices)

                       Senior Subordinated Notes due 2014
                         (Title of Indenture Securities)

Item 16. List of Exhibits

Exhibit
-------
T1A(i)               (1)  Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)              (1)  Certificate of the State of New York Banking
                          Department dated December 31, 1993 as to the authority
                          of HSBC Bank USA to commence business as amended
                          effective on March 29, 1999.

T1A(iii)                  Not applicable.

T1A(iv)              (1)  Copy of the existing By-Laws of HSBC Bank USA as
                          adopted on January 20, 1994 as amended on October 23,
                          1997.

T1A(v)                    Not applicable.

T1A(vi)              (2)  Consent of HSBC Bank USA required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)                  Copy of the latest report of condition of the trustee
                          (September 30, 2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                 Not applicable.

T1A(ix)                   Not applicable.


         (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

         (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                     General

Item 1. General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 25th day of February, 2002.



                                            HSBC BANK USA



                                            By:  /s/ Deirdra N. Ross
                                               ---------------------------------
                                             Deirdra N. Ross
                                                    Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081


FEDERAL FINANCIAL INSTITUTIONS
EXAMINATION COUNCIL             Expires March 31, 2004
--------------------------------------------------------------------------------

                                Please refer to page i,
                                Table of Contents, for
                                the required disclosure                 [1]
                                of estimated burden.

--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2001

   (19980930)
  -----------
  (RCRI 9999)


This report is required by law; 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.

I,   Gerald A. Ronning, Executive VP & Controller
   -----------------------------------------------------------------------------
     Name and Title of Officer Authorized to Sign Report

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

   /s/ Gerald A. Ronning
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

             11/13/01
--------------------------------------------------------------------------------
Date of Signature

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


  /s/ Youssef Nasr
--------------------------------------------------------------------------------
Director (Trustee)

  /s/           Bernard                       J.                         Kennedy
--------------------------------------------------------------------------------
Director (Trustee)

  /s/             Sal                       H.                           Alfieri
--------------------------------------------------------------------------------
Director (Trustee)



SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data System Corporation (EDS), by modem or computer diskette; or


b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy for the completed report that the bank places in its files.



FDIC Certificate Number           0   0    5   8   9

                                    (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM

         Primary Internet Web Address of Bank (Home Page), if any (TEXT 4087) (Example: www.examplebank.com)


HSBC Bank USA
--------------------------------------------------------------------------------
Legal Title of Bank (TEXT 9010)


Buffalo
--------------------------------------------------------------------------------
City (TEXT 9130)

N.Y.                                                       14203
--------------------------------------------------------------------------------
State Abbrev. (TEXT 9200)                     ZIP Code (TEXT 9220)


   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency